Exhibit 10.10

UNDERTAKING

THIS DEED OF UNDERTAKING (“Undertaking”) is made and issued on 26 August 2024

BY:

SINGMED SPECIALIST PTE. LTD. (Company Registration No. 202009227G), an exempt private company limited by shares incorporated under the laws of Singapore and having its registered office address at 6 Napier Road, #03-07, Gleneagles Medical Centre, Singapore 258499 (“SMS”);

SINGAPORE SPORTS & ORTHOPAEDIC CLINIC PTE. LTD. (Company Registration No. 200409566N), a private company limited by shares incorporated under the laws of Singapore and having its registered office address at 6 Napier Road, #03-07, Gleneagles Medical Centre, Singapore 258499 (“SSOC Old”);

SINGAPORE SPORTS & ORTHOPAEDIC SERVICES PTE. LTD. (Company Registration No. 200409568R), a private company limited by shares incorporated under the laws of Singapore and having its registered office address at 6 Napier Road, #03-07, Gleneagles Medical Centre, Singapore 258499 (“SSOS Old”);

SSOS PTE. LTD. (Company Registration No. 201317918W), a private company limited by shares incorporated under the laws of Singapore and having its registered office address at 6 Napier Road, #03-07, Gleneagles Medical Centre, Singapore 258499 (“SSOS”); and

SSOC PTE. LTD. (Company Registration No. 201317913D), a private company limited by shares incorporated under the laws of Singapore and having its registered office address at 6 Napier Road, #03-07, Gleneagles Medical Centre, Singapore 258499 (“SSOC”, together with SMS, SSOC Old, SSOS Old and SSOS, the “Lenders”),

IN FAVOUR OF and for the benefit of:

Singmed Investment Pte. Ltd. (Company Registration No.: 202105252H), company limited by shares incorporated under the laws of Singapore and having its registered office address at 6 Napier Road, #03-07, Gleneagles Medical Centre, Singapore 258499 (the “Borrower”)

(collectively, the “Parties” and each a “Party”).

WHEREAS:

(A)	Between August 2021 to January 2022, the Lenders have granted a loan to the Borrower of an aggregate amount of SGD10,550,000 (“Loan”).

(B)	Rainforest Capital VCC (Company Registration No. T20VC0080L), a variable capital company incorporated in Singapore and having its registered office address at 600 North Bridge Road, #12-01, Parkview Square, Singapore 188778 (the “VCC”), acting for and on behalf of Basel Medical Fund (Sub-Fund Registration No. T20VC0080L-SF001), a registered sub-fund of the Fund in Singapore (“Sub-Fund”) had previously entered into a sale and purchase agreement dated 27 June 2023 with Kevin Yip Man Hing (“Kevin Yip”) for the acquisition of 100% ordinary shares in (“SMS”) (the “SPA”).

(C)	In August 2023, the VCC (acting for and on behalf of the Sub-Fund) had transferred all of the shares held by it in SMS to BASEL MEDICAL GROUP LTD (Company Registration No.: 2129740), a business company incorporated in British Virgin Islands, with its registered address at 6 Napier Road, #02-10/11 Gleneagles Medical Centre, Singapore 258499, for an aggregate price of US$18,362,500 (“BMG”).

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NOW THIS UNDERTAKING WITNESSETH as follows:

1.	UNDERTAKING

1.1	The Parties agree that each Loan granted by each of the Lender to the Borrower is subject to a 3% fixed interest rate per annum from the date of disbursement of each relevant Loan up to 30 June 2023 only. For the avoidance of doubt, with effect from 1 July 2023 (“Effective Date”), there shall be no interest bearing on such Loans, and the Borrower shall not be liable to pay any interest on the Loans from the Effective Date up till the date of full repayment of the relevant Loans to the relevant Lender.

1.2	Following the completion of the SPA, the Parties acknowledge and agree that all amounts owing by the Borrower and Kevin Yip are to be dealt with pursuant to the separate undertaking entered into between the VCC acting for itself and on behalf of the Sub-Fund and BMG dated 26 August 2024.

2.	CONFIDENTIALITY

2.1	Save as provided in Clause 2.2, each Party agrees to keep strictly secret and confidential, and under no circumstances to disclose to any person or entity which is not a party to this Agreement, any Confidential Information arising from or in connection with this Agreement unless disclosure of such information is expressly permitted by the prior written consent in writing of the other Party(ies).

2.2	The confidentiality obligation under Clause 3.1 shall not apply to:

(a)	any information obtained from any Party which becomes generally known to the public, other than by reason of any wilful or negligent act or omission of such Party or any of its agents, advisers, directors, officers, employees or representatives;

(b)	any information which is required to be disclosed pursuant to any applicable laws or to any competent governmental or statutory authority or pursuant to rules or regulations of any relevant regulatory, administrative or supervisory body (including, without limitation, any relevant stock exchange or securities council);

(c)	any information which is required to be disclosed pursuant to any legal process issued by any court or tribunal whether in Singapore or elsewhere; and

(d)	any information disclosed by any of the Parties to their respective bankers, financial advisers, consultants and legal or other advisers for the purposes of this Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

3.2	The Parties agree to submit to the non-exclusive jurisdiction of the courts of Singapore.

4.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

A person who is not party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the said Act.

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IN WITNESS WHEREOF this Undertaking has been entered into by the VCC (acting for and on behalf of the Sub-Fund) as a Deed.

SMS

Executed and delivered as a deed for and on behalf of SINGMED SPECIALIST PTE. LTD. In accordance with Section 41B of the Companies Act 1967 of Singapore	) ) ) ) )	/s/ Cheung Wai Man Raymond
Director
		Name:	Cheung Wai Man Raymond

/s/ Jianing Lu
Director / Secretary / Witness
Name:

SSOC OLD

Executed and delivered as a deed for and on behalf of SINGAPORE SPORTS & ORTHOPAEDIC CLINIC PTE. LTD. In accordance with Section 41B of the Companies Act 1967 of Singapore	) ) ) ) )	/s/ Cheung Wai Man Raymond
Director
		Name:	Cheung Wai Man Raymond

/s/ Jianing Lu
Director / Secretary / Witness
Name:

SSOS OLD

Executed and delivered as a deed for and on behalf of SINGAPORE SPORTS & ORTHOPAEDIC SERVICES PTE. LTD. In accordance with Section 41B of the Companies Act 1967 of Singapore	) ) ) ) )	/s/ Cheung Wai Man Raymond
Director
		Name:	Cheung Wai Man Raymond

/s/ Jianing Lu
Director / Secretary / Witness
Name:

SSOS

Executed and delivered as a deed for and on behalf of SSOS PTE. LTD. In accordance with Section 41B of the Companies Act 1967 of Singapore	) ) ) ) )	/s/ Cheung Wai Man Raymond
Director
		Name:	Cheung Wai Man Raymond

/s/ Jianing Lu
Director / Secretary / Witness
Name:

SSOC

Executed and delivered as a deed for and on behalf of SSOC PTE. LTD. In accordance with Section 41B of the Companies Act 1967 of Singapore	) ) ) ) )	/s/ Cheung Wai Man Raymond
Director
		Name:	Cheung Wai Man Raymond

/s/ Jianing Lu
Director / Secretary / Witness
Name:

Borrower

Executed and delivered as a deed for and on behalf of Singmed Investment Pte. Ltd. In accordance with Section 41B of the Companies Act 1967 of Singapore	) ) ) ) )	/s/ Kevin Yip Man Hing
Director
		Name:	Kevin Yip Man Hing

/s/ Mina Tay
Director / Secretary / Witness
		Name:	Mina Tay